UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6126

                 DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:  September 30


Date of reporting period: September 30, 2003

                                         FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Pennsylvania
      Municipal Money
      Market Fund

      ANNUAL REPORT September 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania
                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Pennsylvania Municipal Money Market Fund covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. At the same time, the Federal Reserve Board has reaffirmed its commitment to keeping interest rates near today's historically low levels. Therefore, we expect interest rates to remain relatively stable for the foreseeable future.

We believe that it is important for investors to remember that tax-exempt money market funds have continued to achieve their primary objective of preserving their shareholders' capital. For emergency reserves and money earmarked for near-term needs, we believe that money market funds remain a sound investment. As always, we encourage you to talk with your financial advisor about investment challenges and opportunities as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the 12-month period ended September 30, 2003, the fund produced a yield of 0.57% . Taking into account the effects of compounding, the fund produced an effective yield of 0.57%.(1)

The fund' s modest returns are primarily the result of low prevailing interest rates, which continued to decline through most of the reporting period

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state taxes as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Pennsylvania state income taxes. The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing the fund' s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Pennsylvania state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then-current yields for as long as we deem appropriate. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand projections.

What other factors influenced the fund's performance?

When the reporting period began, heightened international tensions, corporate scandals and a declining stock market contributed to widespread economic weakness. In response, the Federal Reserve Board ("the Fed") reduced short-term interest rates in November 2002 by 50 basis points, and yields of tax-exempt money market instruments trended lower.

During the second half of the reporting period, despite a generally improving outlook for the U.S. economy, yields of tax-exempt money market funds continued to fall as investors anticipated further interest-rate reductions from the Fed. Indeed, in late June the Fed reduced short-term interest rates by another 25 basis points, driving the federal funds rate to 1%, a 45-year low. In addition, the Fed indicated that it intended to keep interest rates low for the foreseeable future to help stimulate a more robust economic recovery and guard against potential deflationary pressures. As a result, yields of high-quality, tax-exempt securities with maturities ranging from overnight to one year fell below 1%.

At the same time, the weak U.S. economy had taken its toll on the fiscal condition of many states and local governments. Although Pennsylvania has fared better than many other states, it nonetheless projected a budget deficit for its 2004 fiscal year. The state legislature and Governor Rendell currently are negotiating the details, but we believe they are likely to arrive at some combination of spending cuts and revenue enhancements to balance the state budget. Other states also have issued short-term debt securities to finance their budget deficits, and the rising supply  of newly issued instruments throughout the United States has helped make
tax-exempt   securities,   including   those  from  Pennsylvania  issuers,  more
attractive relative to their taxable counterparts.

In this challenging investment environment we maintained the portfolio's weighted average maturity in a range we considered longer than average. We purchased insured municipal bonds, notes and commercial paper with maturities between three and nine months.(2) However, the limited supply of short-term tax-exempt securities from Pennsylvania issuers has restricted the fund's choices, and we have continued to invest primarily in variable-rate demand notes (VRDNs), on which yields are reset daily or weekly.

What is the fund's current strategy?

Since we believe that the Fed is likely to keep short-term interest rates low for the foreseeable future, the fund ended the reporting period with a slightly longer weighted average maturity. However, we recently have seen signs of higher levels of sustainable economic activity. As a result, the yield curve, which has been anchored at the short end by the 1% federal funds rate, may begin to steepen. Accordingly, we recently have taken advantage of opportunities to build a "laddered" portfolio of municipal notes that mature in stages over the next year.

In our view, this strategy seeks to strike a balance between the fund's ability to capture potential investment opportunities and its ability to manage the risks of unexpected interest-rate declines.

October 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2003


                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.2%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority, VRDN:

  Electric Power and Light Revenue

    (Duquesne Light Co.) 1.15%

      (Insured; AMBAC and Liquidity Facility;
         Wachovia Bank)                                                                       1,000,000  (a)           1,000,000

   Healthcare Facilities Revenue, Refunding

      (UPMC Health System) 1.15% (LOC; Comerica Bank)                                         2,000,000  (a)           2,000,000

Altoona City Authority, Sewer Revenue:

   2%, 12/1/2003 (Insured; FSA)                                                                 110,000                  110,182

   2%, 6/1/2004 (Insured; FSA)                                                                  390,000                  391,929

Berks County Industrial Development Authority, Revenue

  VRDN (Beacon Container Corp. Project) 1.25%

   (LOC; Wachovia Bank)                                                                       2,275,000  (a)           2,275,000

Blue Mountain School District, GO Notes

   2%, 3/15/2004 (Insured; FSA)                                                                 390,000                  391,491

Bucks County Water and Sewer Authority, Water Revenue

   2%, 12/1/2003 (Insured; AMBAC)                                                               380,000                  380,501

Carbon County Hospital Authority, HR

   (Palmerton Hospital Project)
   2%, 1/1/2004 (Insured; MBIA)                                                                 295,000                  295,640

Central Bucks School District, GO Notes

   1.50%, 5/15/2004 (Insured; FSA)                                                            1,165,000                1,168,450

Chambersburg Area School District, GO Notes

   2.50%, 3/1/2004 (Insured; FSA)                                                               500,000                  502,672

Cheltenham Township School District, GO Notes

   1%, 11/15/2003 (Insured; FGIC)                                                               390,000                  390,023

Chester County Health and Education Facilities Authority

  Retirement Community Revenue, VRDN

  (Kendal-Crosslands Communities Project) 1.15%

   (LOC; Allied Irish Bank)                                                                   2,000,000  (a)           2,000,000

Chester County Industrial Development Authority

  Student Housing Revenue, VRDN

  (University Student Housing LLC Project) 1.16%

   (LOC; Citizens Bank of Pennsylvania)                                                       4,000,000  (a)           4,000,000

Dauphin County General Authority:

   LR 1.50%, 10/1/2003 (Insured MBIA)                                                           310,000                  310,000

   Revenue, Refunding 4.35%, 12/1/2003 (Insured; FSA)                                           100,000                  100,515

Delaware County Authority, University Revenue

  Refunding (Villanova University)

   2%, 8/1/2004 (Insured; FGIC)                                                               1,895,000                1,910,633

Delaware County Industrial Development Authority

   PCR, CP 1.10%, 10/9/2003 (LOC; Bank One)                                                   1,000,000                1,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

East Hempfield Township Industrial Development Authority

  Healthcare Facilities Revenue, VRDN

  (The Mennonite Home Project) 1.19%

   (LOC; M&T Bank Corp.)                                                                      3,000,000  (a)           3,000,000

Franklin County Industrial Development Authority, Revenue

   VRDN (Loudon Industries Inc. Project)
   1.28% (LOC; Allfirst Bank)                                                                 1,300,000  (a)           1,300,000

Greene County, GO Notes, Refunding

   2%, 6/1/2004 (Insured; FSA)                                                                  370,000                  372,321

Hazleton Area School District, GO Notes

   6.50%, 3/1/2004 (Insured; FSA)                                                               300,000                  306,578

Kennett Consolidated School District, GO Notes

   2%, 2/15/2004 (Insured; FGIC)                                                                200,000                  200,706

Lancaster Area Sewer Authority, Sewer Revenue

   1.10%, 4/1/2004 (Insured; MBIA)                                                              320,000                  320,000

Lancaster County, GO Notes
   5.10%, 5/1/2004 (Insured; FGIC)                                                              100,000                  102,346

Lancaster County Hospital Authority

  Healthcare Facilities Revenue, VRDN:

      (Health Center-Willow Valley Lakes) 1.18%
         (Insured; MBIA and Liquidity Facility; PNC Bank)                                     2,960,000  (a)           2,960,000

      (Lancaster General Hospital Project) 1.20%
         (LOC; Fulton Bank)                                                                   7,400,000  (a)           7,400,000

Lancaster Industrial Development Authority
   Industrial Revenue, VRDN (Snavely's Mill Project)

   1.25% (LOC; Fulton Bank)                                                                   3,650,000  (a)           3,650,000

City of Lebanon Authority, Sewer Revenue

   2%, 12/15/2003 (Insured; MBIA)                                                               185,000                  185,330

Lehigh County Industrial Development Authority

  Industrial Revenue, VRDN
  (Prior Coated Metals Inc.)

   1.35% (LOC; Wachovia Bank)                                                                   995,000  (a)             995,000

Marple Newton School District, GO Notes

   2%, 3/1/2004 (Insured; FSA)                                                                  190,000                  190,599

Millcreek Township Water Authority, Guaranteed

   Water Revenue 2%, 5/1/2004 (Insured; MBIA)                                                   465,000                  467,286

Montgomery County Industrial Development Authority:

  Industrial Revenue, VRDN (Recigno Laboratories Inc.)

      1.25% (LOC; Wachovia Bank)                                                              1,000,000  (a)           1,000,000

   PCR, CP (Exelon Project)

      1.10%, 1/15/2003 (LOC; Bank One)                                                        2,000,000                2,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Borough of Norristown, GO Notes

   2.25%, 11/15/2003 (Insured; Radian Bank)                                                     120,000                  120,030

North Hampton County Industrial Development Authority

  IDR, VRDN:

    (Reale Associates Project)

         1.25% (LOC; Wachovia Bank)                                                           2,665,000  (a)           2,665,000

      (S & L Plastics Project)

         1.25% (LOC; Fleet National Bank)                                                     2,750,000  (a)           2,750,000

North Penn Water Authority, Water Revenue

   4%, 11/1/2003 (Insured; FGIC)                                                              1,380,000                1,383,505

Commonwealth of Pennsylvania, GO Notes:

   4.50%, 10/1/2003                                                                             350,000                  350,000

   4.25 %, 12/1/2003                                                                            500,000                  502,545

   4 %, 2/1/2004                                                                                800,000                  807,465

   5.20%, 6/15/2004 (Insured; MBIA)                                                             250,000                  257,259

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue:

    (St. Joseph's University)

         1.20%, 4/1/2004 (LOC; Allied Irish Bank)                                             1,325,000                1,325,000

      (Widener University)

         1.15%, 5/1/2004 (LOC; Allied Irish Bank)                                             1,200,000                1,200,000

Pennsylvania Turnpike Commission, Turnpike Revenue:

   3.30%, 7/15/2004 (Insured; AMBAC)                                                            100,000                  101,679

   Refunding 5%, 6/1/2004 (Insured; FGIC)                                                       370,000                  379,663

Philadelphia Authority for Industrial Development, VRDN:

   Industrial Revenue (30th St. Station Project)
      1% (Insured; MBIA and Liquidity Facility;
         The Bank of New York)                                                                2,000,000  (a)           2,000,000

   Private Schools Revenue
      (Pennsylvania School for the Deaf)

         1.13% (LOC; Citizens Bank of Pennsylvania)                                           2,500,000  (a)           2,500,000

Philadelphia Hospitals and Higher Education Facilities

  Authority, Healthcare Facilities Revenue, VRDN

  (Children's Hospital Project) 1.22%

   (Liquidity Facility: JPMorgan Chase Bank
   and WestLB AG)                                                                             1,000,000  (a)           1,000,000

Pittsburgh Water and Sewer Authority

  Water and Sewer Systems Revenue, Refunding

   1.15%, 9/1/2004 (Insured; FSA)                                                             1,000,000                1,000,000

Pleasant Valley School District, GO Notes

   2%, 3/15/2004 (Insured; FSA)                                                               3,065,000                3,075,345


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Pottsgrove School District, GO Notes

   2.20%, 3/1/2004 (Insured; MBIA)                                                              275,000                  276,130

Ringgold School District, GO Notes

   2%, 3/1/2004 (Insured; FGIC)                                                                 230,000                  230,709

St. Clair Area School District, GO Notes

   1%, 11/15/2003 (Insured; FGIC)                                                               435,000                  435,025

South Fayette Township School District, GO Notes

   Refunding 2%, 10/1/2003 (Insured; FGIC)                                                      205,000                  205,000

State Public School Building Authority

  College and University Revenue

  (Chester Upland School District Project)

   3.30%, 11/15/2003 (Insured; FSA)                                                             100,000                  100,260

Telford Borough Authority, Water and Sewer Systems
   Revenue 2.75%, 2/1/2004 (Insured; AMBAC)                                                     300,000                  301,598

Telford Industrial Development Authority, Revenue

  VRDN (Ridgetop Project)

   1.25% (LOC; Fleet National Bank)                                                           5,805,000  (a)           5,805,000

Temple University of the Commonwealth Systems of

   Higher Education, College and University Revenue
   1.20%, 5/4/2004                                                                            1,500,000                1,500,000

Upper Dauphin Industrial Development Authority

   Healthcare Facilities Revenue, VRDN
   (United Church of Christ Homes)
   1.18% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000

York Redevelopment Authority, Revenue, VRDN

   1.23% (LOC; Allfirst Bank)                                                                 3,725,000  (a)           3,725,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $79,673,415)                                                             100.2%               79,673,415

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (172,363)

NET ASSETS                                                                                       100.0%               79,501,052

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               55.5

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                   29.6

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    14.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT SEPTEMBER 30, 2003, THE FUND HAD $29,165,000 (36.7% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM INDUSTRIAL DEVELOPMENT.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  79,673,415  79,673,415

Cash                                                                    332,018

Interest receivable                                                     175,316

Prepaid expenses                                                          9,048

                                                                     80,189,797
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,204

Payable for investment securities purchased                             615,814

Receivable for shares of Beneficial Interest redeemed                       339

Accrued expenses                                                         36,388

                                                                        688,745
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       79,501,052
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      79,501,671

Accumulated net realized gain (loss) on investments                       (619)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       79,501,052
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
shares of Beneficial Interest authorized)                            79,501,671

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,076,928

EXPENSES:

Management fee--Note 2(a)                                              415,373

Shareholder servicing costs--Note 2(b)                                  78,313

Auditing fees                                                           31,712

Legal fees                                                              21,404

Custodian fees                                                          13,796

Registration fees                                                       12,770

Prospectus and shareholders' reports                                    10,017

Trustees' fees and expenses--Note 2(c)                                   9,288

Miscellaneous                                                           10,015

TOTAL EXPENSES                                                         602,688

INVESTMENT INCOME--NET                                                 474,240
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  2,100

Net unrealized appreciation (depreciation) on investments                 (11)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   476,329

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended September 30,
                                              ----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            474,240              995,391

Net realized gain (loss) from investments           2,100                  739

Net unrealized appreciation (depreciation)
   of investments                                     (11)                  78

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      476,329               996,208
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (474,240)            (995,391)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  56,999,363         100,636,005

Dividends reinvested                              459,592             957,030

Cost of shares redeemed                      (58,585,461)        (115,887,900)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (1,126,506)         (14,294,865)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,124,417)         (14,294,048)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            80,625,469           94,919,517

END OF PERIOD                                  79,501,052           80,625,469

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .010           .029           .033          .026

Distributions:

Dividends from investment income--net                            (.006)         (.010)         (.029)         (.033)        (.026)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .57           1.04           2.95           3.32          2.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .73            .71            .65            .67           .65

Ratio of net investment income
   to average net assets                                          .57           1.04           2.91           3.25          2.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          79,501          80,625        94,920         93,058       103,298

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $10,570 during the period ended September 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $619 is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, respectively, were all
tax    exempt    income.


At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2003, the fund was charged $32,963 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $27,392 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Pennsylvania Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP


New York, New York
November 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2003 as "exempt interest dividends" (not subject to regular federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes)

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


JONI EVANS (61)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.


ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Pennsylvania
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  104AR0903



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Joseph S, DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.     [RESERVED]

ITEM 9.     CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND



By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                       EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)